Inventories (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Inventories
Percentage of total inventories on LIFO	75.00%	77.00%	76.00%
Excess of FIFO over LIFO	$ 357,303	$ 378,986	$ 277,164
Increase (decrease) in net income due to LIFO	13,365	(62,636)	(16,394)
Increase (decrease) in net income per common share due to LIFO	$ 0.13	$ (0.59)	$ (0.15)
Impact on Net income of liquidations	$ (160)	$ 1,067